The Mosaic Company 2010 Citi Basic Materials Conference December 1, 2010 Larry Stranghoener Executive Vice President and Chief Financial Officer Exhibit 99.1

Good morning everyone.  I’m delighted to have the opportunity to speak with you today about Mosaic, the outstanding long-term outlook for the crop nutrient industry and our strong market position in both potash and phosphate.
We’d like to thank PJ Juvekar for coverage of the sector and sponsoring this conference.
This is a great time to be in the ag business.  The world needs crops need nutrients to meet food demand and
Mosaic is positioned to capitalize on this long term opportunity.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results.  Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other  pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the Army Corps of
Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, or revocation of, necessary governmental permits or approvals; the effectiveness of the Company’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the
United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation or other environmental regulation differing from management’s current estimates;
accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy,
Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission.  Actual results may differ from those set forth in the forward-looking statements.
Safe Harbor Statement

Before I proceed, I would like to remind you that our presentation contains forward-looking statements.  The statements include, but are not limited to, statements about  future financial and operating results.  They are based upon management’s beliefs and expectations as of today’s date, December 1, 2010 and are subject to significant risks and uncertainties.  Actual results may differ materially from those projected in the forward-
looking statements.  Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is included in our reports filed with the Securities and
Exchange Commission.

Introduction
• Mosaic is the leading P&K company in the
world
– Potash growth through expansions
– Largest integrated phosphate producer – low cost
and geographic advantage
• Crop nutrient markets extremely tight due
to a variety of supply and demand factors
• Healthy farmer economics support
continued investment in crop nutrients

This morning I will first review Mosaic’s strategy. We are very upbeat about the long term fundamentals of our business and continue to position ourselves for the growth of this sector.
To meet this growth we are undertaking major expansion projects in our potash business and strengthening the cost position of our phosphate business.
Current supply and demand factors for each of these nutrients are very tight, as you will hear later in my remarks.
Finally, I will discuss our market outlook and today’s favorable conditions.

Strategic Overview
As a global leader in crop nutrients, Mosaic
is positioned to benefit from attractive long
term agricultural fundamentals:
Potash – grow volume
– Brownfield expansion program
Phosphates – grow value
– Leverage scale and geographic location
– Extend phosphate reserves
Global distribution assets aligned with
production

At Mosaic, our focus is on shareholder value creation, driven by the attractive fundamentals of our business.
Our mission is to help the world grow the food it needs.  We run our business with a long term view – and this view is compelling!
We are executing well on our strategy. In Potash, we are growing volume by pursuing brownfield expansion opportunities.  In Phosphates, we are focusing on growing the value of our business and maintaining our position as one of the lowest cost phosphate producers in the world.  Our expansive global distribution network, aligned with our North American production assets, provides us access to the largest global markets on a counter seasonal basis.
Over time, the combination of two strong product lines has produced great returns for our shareholders.  Our balanced portfolio of both potash and phosphate gives more stability to our sales volumes and cash flow than single nutrient focused companies.

Leader in Potash and Phosphate

WORLD’S LARGEST P&K COMPANIES
0 1 2 3 4 5 6 7 8 9
Mosaic
PotashCorp
Belaruskali
Israel Chemicals
OCP
K+S
Silvinit
Uralkali
GCT
Yuntianhua
MILLION TONNES PRODUCTION, 3 YEAR AVERAGE
K2O
P2O5
Source:  IFA, company reports and Mosaic estimate

As the leading producer of potash and phosphate, there is no company better positioned to capture the growth in crop nutrient markets.
Farmers need to plant record areas and harvest ever increasing yields to meet the world’s accelerating appetite for grains and oilseeds.  That implies strong growth in global crop nutrient markets.
Recent developments reinforce the long-term attractiveness of the crop nutrient sector.  Strong agricultural markets have contributed to high demand for our products.  This comes at a time when producer inventories are low and there are growing supply concerns.
Most of you know about the strong fundamentals for the potash business. What you may not know is that we are nearly as large as the two biggest potash companies. When combined with our leading position in phosphates –
which is currently generating more profit than our potash business – we are the largest P&K company in the world.

MURIATE OF POTASH CAPACITY
MILLION TONNES KCL
0 2 4 6 8 10 12 14
PotashCorp
Mosaic
Belaruskali
Silvinit
ICL
Uralkali
K+S
Qinghai
APC
Agrium
A Leading Global Potash Producer
6
World capacity
approximates 74 million
tonnes (all potash
products)
Mosaic FY10 MOP
production share
– 12% Global
– 38% North America
World scale & efficient
operations
Brownfield expansions
underway, projected to
add 5.1 million tonnes
capacity
Peaking capacity for PotashCorp, Mosaic and K+S
Source:  Fertecon, Mosaic

First, let’s talk about potash.
Mosaic is one of the world’s top producers of potash with an estimated 12% of global market share. Potash is produced in only 12 countries in the world, and agricultural giants such as China, India and Brazil depend on imports.

Potash – Grow Volume
Projected additional annual capacity of 5.1
million tonnes
Multiple projects spanning a decade
Reversion of 1.3 million tonnes currently
produced for a third party under a tolling
agreement expected soon

The world will need substantially more potash this decade. In the long-term, we forecast demand growth of 3.5
– 4% per year.
We believe the best way to meet long term demand growth is through brownfield expansions at existing mine sites.  Our ongoing expansions in Canada are expected to increase annual capacity by over five million tonnes by 2020, ensuring that we will maintain our position as one of the premier potash companies in the world.
In addition, we have allocated up to 1.3 million tonnes of annual peaking capacity for Potash Corp under a tolling agreement.  As many of you know the expiration date for this agreement is the subject of a dispute currently pending before the Saskatchewan courts. Assuming we continue to deliver tonnes at the same rate as today, we believe that our obligation to provide tonnes to Potash Corp ends next summer, at which time these tonnes revert to us.

Potash Capacity Expansions

PROJECTED CAPACITY
MILLION TONNES
0
2
4
6
8
10
12
14
16
18
2011 2013 2015 2017 2019 2021
FISCAL YEAR
Existing Tolling In progress Future
INVESTMENT
($ IN BILLIONS)
CAPACITY
(MILLION TONNES)
ESTIMATED
CONSTRUCTION
COMPLETION
(FISCAL YEAR)
IN PROCESS
Belle Plaine 0.5 0.6 2012
Colonsay 0.7 0.7 2014
Esterhazy 2.0 1.8 2011-17
FUTURE
Belle Plaine 1.4 2016-19
Colonsay 0.6 2016
5.1
Tolling agreement 1.3
Capacity at May 31, 2010 10.4
16.8

Our expansion program consists of nearly a dozen separate, multi-year projects at our three Canadian mines. We have made good progress on a number of these projects and we can adjust the pace of these projects in response to supply/demand dynamics.
We expect this additional capacity to begin coming on-line over the next few years.  Within a decade, we expect our capacity to reach almost 17 million tonnes of finished product.

Competitive Cost Structure

Flat cost curve
Expansions to decrease
our per unit costs
MOP Delivered US Cornbelt weighted average cost as of June 30, 2009, excludes
Canadian resource taxes and royalties for all Canadian potash producers
Source: Mosaic
MOP PRODUCTION COST CURVE
COST PER TONNE
60
MILLION TONNES MOP
Mosaic
average

The global potash industry has a relatively flat cost curve.  This chart shows estimated cost per tonne for all major potash producers.  Mosaic’s potash cost structure is competitive and will improve as our expansions come on line. The expected increase in sales and production volumes will leverage the existing assets at our three Canadian mines – thereby driving lower per tonne costs.
Our industry leadership, together with our investments to expand capacity, places us in a strong competitive position to leverage the growth of this market.

Rebounding Potash Demand
Positive potash market
fundamentals:
Two step recovery underway
Lean inventories
Healthy farmer economics
Expect 2011 global
shipments of 52 to 55 million
tonnes
10
Source:  Fertecon and Mosaic
WORLD MOP DEMAND
MILLION TONNES
0
10
20
30
40
50
60
00 01 02 03 04 05 06 07 08 09 10F 11F
CALENDAR YEAR

Turning to demand, market sentiment has finally caught up to the fundamentals. After a significant drop in demand during 2009, the potash market is in the midst of a two step recovery.  We project global MOP shipments to rebound sharply this year and then take another giant step up in 2011.  Producers are running hard to keep up with heavy demand.
Potash prices have been firming.  As of last week, prevailing MOP prices were $510 to $515 Midwest warehouse, up from about $400 last summer and export  potash prices are increasing and narrowing the gap with domestic prices.
The strong North American fall season was a catalyst for potash demand.  The recent signing of Canpotex agreements with our Chinese, Indian and other Asian customers is a signal that demand is back on track.
Lean inventories, solid crop prices and healthy farmer economics all point to a great future for potash. We are very upbeat about the positive fundamentals driving the potash business.
We are not the only ones bullish on potash.  M&A and consolidation activity has been front and center these past few months.  These developments show that others agree this is a great business with a solid future.

FINISHED PHOSPHATE CAPACITY
MILLION TONNES
0 2 4 6 8 10
Mosaic
YTH
OCP
Kailin
IFFCO
PhosAgro
Wengfu
GCT
Eurochem
Vale
Crop Nutrients
Feed
World’s Largest Phosphate Producer
11
World capacity
approximates 80 million
tonnes (DAP/MAP/TSP)
Mosaic FY10 phosphate
production share
– 13% Global
– 56% North America
World scale & efficient
operations
Source:  company reports, Mosaic

Now, let’s move to phosphate.
Mosaic produces more phosphate crop nutrient and animal feed products than any other company in the world by a wide margin.  We rank among the lowest cost producers in the industry today due to:
•The tight vertical integration of our phosphate rock mining and processing operations;
•The large scale of our mines and chemical plants;
•The important location advantages we have from being situated on the Gulf of Mexico and the Mississippi River;
•And, our international distribution business.

Phosphates – Grow
Value
Leverage scale and location
– Low cost producer
– Cost advantaged sulfur, competitive ammonia
– Procurement leverage
Operational excellence
– Maintenance practices
– Capital deployment
– Energy use and co-generation capacity
– Improve coordination of sales and operations
planning
Extend phosphate reserves

In order to strengthen our competitive advantage, we are focusing on three strategic priorities for our
Phosphates business:
First, we are working on several initiatives to leverage our scale and geographic  location.  We have a strong competitive position due to low rock and conversion costs as well as preferential geographic access to sulfur and ammonia.  We are also working to better leverage our procurement processes.
Next, we are focused on operational efficiency.  We are implementing  improved processes for maintenance, capital deployment, energy use and co-generation capacity.  In addition, our global sales and operations teams are working closely  together to optimize production planning in order to reduce operating costs.
Finally, we continue work to secure the mineral resource base for our U.S. operations and to obtain advantaged access to rock reserves elsewhere in the world.  We have started receiving rock from our Miski Mayo joint venture.  In addition,  as many of you know, a permit needed to continue operations at our South Fort Meade mine is the subject of a lawsuit.  We recently entered into a partial settlement of the ongoing litigation that will allow us to temporarily restart operations there for about four months.  The process for the South Fort Meade permit was robust and we believe it is not a matter of if we receive the permit, but rather a matter of when.

Low Cost Producer

Low cost producer
Significant economies of
scale
Focus on operational
excellence
Mosaic
average
DAP FOB plant/port weighted average cost as of July 31, 2010
Source: Mosaic
DAP PRODUCTION COST CURVE
COST PER TONNE
20
MILLION TONNES DAP

But it’s not just about being the largest.  The size and scale of our phosphate business produces significant cost efficiencies.
We have one of the lowest cost positions in the phosphate industry and we plan to maintain this position with our continued focus on operational excellence.

70
60
50
40
30
20
10
0
00
01
02
03
04
05
06
07
08
09
10F
11F

Record Phosphate Demand
Positive phosphate market
fundamentals:
Strong demand
Lean inventories
Healthy farmer economics
Expect 2011 global
shipments of 57 to 59 million
tonnes
14
Source:  Fertecon and Mosaic
WORLD PROCESSED PHOSPHATE DEMAND
MILLION TONNES
CALENDAR YEAR

Phosphate fundamentals are constructive and we expect the phosphate market to remain snug for several years.
We expect strong demand coupled with supply uncertainties to keep this market tight during the remainder of this fertilizer year.
Large shipments to both domestic and offshore destinations have tightened the global phosphate market.
Producer stocks remain at low levels and grain prices have been supportive.
We forecast processed phosphate demand will grow to a record 57 to 59 million tonnes in 2011.
Since last summer, prices have rebounded to the upper $500 range FOB Tampa and dealers will soon position product for the North American spring season.
In addition to strong demand, several supply uncertainties are exacerbating the situation.  Questions about the
Ma’aden startup in Saudi Arabia, shut down of Agriphos and Fertiberia phosphate operations, raw material uncertainty, changes in China’s export duties and permit litigation at our own South Fort Meade mine have all contributed to the tight market conditions.

CHINA
510K
JAPAN
490K
AUSTRALIA
550K
BRAZIL
1.0M
INDIA
2.6M

A Global Distribution Network
Mosaic personnel located
in key global markets
Visibility to the entire
value chain
Our distribution capability
helps balance seasonal
demand
TRADE FLOW MAP
VOLUME IN TONNES*
* Three year average, all products.  Includes estimated Mosaic share of Canpotex sales

Mosaic also has a distribution network without peer in our industry – allowing us to move our products where and when needed, efficiently and cost-effectively.
Our industry leading North American distribution capabilities are bolstered by strong networks in prime Asian and Latin American growth regions where we combine production assets, blending and bagging facilities, ports and other capabilities.
This global network is especially valuable in balancing seasonal demand patterns.  It allows us to run our North
American production plants more efficiently as we can ship products to key regions around the world as needed.

Solid Financial Position

* See appendix for reconciliation of Cash and Cash Equivalents less Debt
TOTAL CASH AND CASH EQUIVALENTS LESS DEBT*
$ IN BILLIONS
(3)
(2)
(1)
-
1
2
2006 2007 2008 2009 2010
FISCAL YEAR

As we have noted, our overall strategy is to capitalize on attractive long-term agriculture fundamentals by investing in and reengineering our potash and phosphate businesses.
Through the ups and downs of the markets we serve, we have created long-term value through sound capital allocation decisions.  Our strong cash flow has allowed us to build one of the strongest balance sheets in the industry despite the economic downturn.  We have demonstrated our willingness and ability to make investments, to divest non-strategic assets and to return cash to shareholders, as appropriate.
Our cash allocation priorities include investing in our business, maintaining a large liquidity buffer, funding strategic opportunities and distributing cash to shareholders.

Market Outlook

Disappointing global
harvests
Strong agricultural
commodity prices
Need to re-stock crop
nutrients in the
distribution pipeline and
many farm fields
Source:  USDA
WORLD GRAIN AND OILSEED PRODUCTION
AND USE
BILLION TONNES
1.8
2.0
2.2
2.4
2.6
2.8
00/01 02/03 04/05 06/07 08/09 10/11F
CROP YEAR
Production Use

Let me finish with a few thoughts on the market outlook.
As you can see, grain and oilseed use has grown slowly, but consistently.  History has proven that economic slowdowns don’t have a large negative impact on food consumption – people need to eat regardless of the economic climate.  The most recent global economic downturn was no exception.
On the production side, we have seen significant increases over the past three years.  This growth has come from increased harvested land and above trend yields.  However, we need to continue this above trend growth just to stay even with projected use.

Stocks Remain at Low Levels

Days of use remains at
low levels
Stocks still not at secure
levels
2011 new crop prices
signaling farmers to
expand planted area and
intensify cropping
practices
Source:  USDA
WORLD GRAIN AND OILSEED STOCKS
MILLION TONNES
0
100
200
300
400
500
600
700
90/91 94/95 98/99 02/03 06/07 10/11F
CROP YEAR
0
20
40
60
80
100
120
Stocks Days of Use
DAYS OF USE

Dramatic improvement in production has not translated into improving stocks.  World grain and oilseed stocks continue to remain at low levels.  We believe global grain and oilseed stocks still are not at levels secure enough to withstand weather or other shocks over a period of time.
Corn looks especially tight at only 56 days of use estimated for the end of this crop year.  That is the second lowest ratio since the 1970s.  This ratio is even lower if you exclude India and China which hold large strategic reserves.

Farmer Economics

Farmer profitability remains at
healthy levels:
Grain prices high relative to
historical prices
Input costs well below their
highs
Similar conditions for
cotton, rice and palm oil
China, Brazil and India farm
economics at, or near,
record levels
Source:  Iowa State University
CROP NUTRIENT COST – CORN IN IOWA
BUSHELS OF CORN PER ACRE
31
22
16
37
41
20
29
0
10
20
30
40
50
2005 2006 2007 2008 2009 2010E 2011F
CROP YEAR

Farm profitability remains at healthy levels.
Grain prices are at relatively high levels compared to historical prices.  At the same time, farmer input costs have fallen from their high levels of 2008 and 2009.  This has allowed farmers to remain profitable.
The graph shows the number of bushels of corn that a farmer would have to sell in order to pay for crop nutrients.  This indicates that the cost of crop nutrients, relative to grain prices, is well within historic norms.
Similar conditions exist for other crops such as wheat, soybeans, cotton, rice and palm oil.
In China, Brazil and India, farm economics are at record or near record levels due to high domestic crop prices and, in the case of India, subsidized input costs.

Demand is Back!

WORLD NUTRIENT USE
MILLION TONNES
0
20
40
60
80
100
120
140
160
180
200
00 01 02 03 04 05 06 07 08 09 10F 11F
CROP YEAR
N K2O P2O5
Adequate and balanced
soil fertility a high priority
Recent commodity price
rallies led to increased
nutrient demand
Projected long-term
growth rates:
– Phosphate:  2.5% -
3.0%
– Potash: 3.5% - 4.0%
Source:  IFA June 2010

Following a drop in 2008 and 2009, nutrient use has significantly rebounded this year. The science of agronomy and plant production has not changed – plants need balanced nutrition to develop properly. Every plant and crop harvested removes vital and necessary nutrients from the soil.  These nutrients must be replaced in order to maintain productivity of the farm field.  To obtain higher yields, crops will need optimal nutrient application rates.
Farmers recognize proper soil fertility is the foundation on which high yields are built.   As world demand for
increased yields stresses the food supply, adequate and balanced soil fertility will continue to be a high priority.
The disappointing global harvest this year combined with continued strong demand has ignited powerful rallies in a wide array of agricultural commodity prices and bolstered phosphate and potash demand prospects. Futures markets are sending strong signals to farmers to expand planted area and intensify cropping practices next year in order for supply to keep pace with the accelerating demand for agricultural commodities.
The increasingly positive outlook for crop nutrient demand coupled with the need to re-stock both the global distribution pipeline as well as many farm fields underpins our forecasts for growth in P&K shipments in 2011.

Key Points
Potash brownfield expansions on track to
add five million tonnes additional capacity
Largest integrated phosphate producer –
low cost, geographic advantage and
expanding reserves
Confluence of supply and demand factors
keeping crop nutrient markets extremely
tight
Healthy farmer economics support
continued investment in crop nutrients

Let me recap with a few key points.
First, expected potash demand growth requires that we continue to expand our production capacity.
Second, we are the largest integrated phosphate producer in the world.  We have very low production costs, we have advantage access to raw materials through our location on the US Gulf coast, and, we are expanding our sources of rock.
Third, a confluence of supply and demand factors will keep crop nutrient markets extremely tight until new supply comes on-line, with the phosphate market even tighter than potash.
Finally, crop prices are providing farmers with the incentive to apply optimal amounts of crop nutrient in order to maximize yield.
Mosaic is well positioned in both potash and phosphate to take advantage of these favorable market conditions.

Thank you

Thank you for your time today. Now, I will be glad to answer any questions you may have.

Appendix

Period Ended
Cash and
Cash
Equivalents
Short-Term
Debt
Current
Maturities
Long-Term
Debt Total Debt
Net (Debt)
Cash
2006
173.3 152.8 69.3 2,388.1 2,610.2 (2,436.9)
2007
420.6 138.6 403.8 1,818.1 2,360.5 (1,939.9)
2008
1,960.7 133.1 43.3 1,375.0 1,551.4 409.3
2009
2,703.2 92.7 43.3 1,256.5 1,392.5 1,310.7
2010
2,523.0 83.1 15.2 1,245.6 1,343.9 1,179.1
Reconciliation of Cash and Cash Equivalents less Debt
Source: Cash and cash equivalents from 10Q/10K as filed.  Total debt includes Short term debt, current maturities of long-term debt, long-term debt less current maturities and long-term debt due to Cargill Inc. and Affiliates.  We believe this non-GAAP measure provides additional information regarding the strong financial position of the Company.